Exhibit 10.0

Exhibit 10.0 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO THE

Television Listings Data Agreement

BETWEEN

TiVo Inc. and Tribune Media Services, Inc.

This Amendment, dated June 28, 2005, amends the Television Listings Data Agreement between Tribune Media Services, Inc., and TiVo Inc. (“Licensee”), dated March 1, 2004 (“Agreement”). All terms of the referenced Agreement will apply to the following:

1. Section 1. DEFINITIONS. (1) WEBSITE PROGRAM GUIDE is hereby amended and replaced in its entirety as follows:

(1) Website Program Guide means a web-based Program Guide directly owned and operated by Licensee and made accessible at www.tivo.com.

2. Section 3. LICENSE RESTRICTIONS is hereby amended to include the following:

(d) Licensee shall use the [*] and all content contained therein solely to promote television programs reflected in the [*] and shall make no other use of the [*] or content contained therein; provided that TMS acknowledges that Licensee’s use of the [*] in connection with Licensee’s service shall be [*]. Without limiting the generality of the foregoing sentence, Licensee shall not use [*].

3. Exhibit A: TMS DATA OFFERINGS AND SPECIFICATIONS-RECOMMENDATION AND DATABASE PRODUCTS in hereby amended to include the following:

In addition to the licenses granted in the Agreement, TMS herein grants to Licensee the Licensed Data specifically defined in:

SEE DOCUMENT [*] including updates, modifications and revisions thereof.

4. Exhibit B: LICENSED DATA AND ROYALTIES: IPREVIEW AND SHOWCASE ROYALTY is hereby amended to include the following:

In addition to the fees payable under this Agreement, the following shall be added to section “Recommendation and Database Products:

[*]	[*]

Except as expressly provided in this Amendment, the terms and conditions of the original Agreement shall remain in full force and effect. To the extent that there is a conflict between the terms of this Amendment and the terms of the Agreement dated March 1, 2004, the terms of this Amendment shall control.

TiVo Inc.		Tribune Media Services, Inc.

Signature:	/s/ STEVEN J. ZOPPI	Signature:	/s/ BARBARA NEEDLEMAN
Print Name:	Steven J. Zoppi	Print Name:	Barbara Needleman
Title:	VP, Information Technology & CIO	Title:	Vice President of Entertainment Products
Date:	6/16/2005	Date:	6/15/05
Address:	2160 Gold Street	Name of Sales Representative: Amy Mann
Alviso, California 95002

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.